POWERSHARES ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED SEPTEMBER 21, 2016 TO THE

SUMMARY PROSPECTUS DATED FEBRUARY 29, 2016, AS REVISED JUNE 3, 2016 OF:

PowerShares Multi-Strategy Alternative Portfolio

•	Effective immediately, David Hemming is a Portfolio Manager of the Fund. Accordingly, on page 5, the table within the section titled “Management of the Fund – Portfolio Managers” is deleted and replaced with the following:

“Name	Title with Adviser/Sub-Adviser/Trust	Date Began Managing the Fund
Duy Nguyen	Portfolio Manager of the Sub-Adviser	Since Inception

Jacob Borbidge	Portfolio Manager of the Sub-Adviser	February 2016

Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception

David Hemming	Vice President and Senior Portfolio Manager of the Adviser, Commodities and Alternatives	September 2016

Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	Since Inception

Theodore Samulowitz	Vice President and Portfolio Manager of the Adviser	Since Inception

Tony Seisser	Vice President and Portfolio Manager of the Adviser	February 2015”

Please Retain This Supplement for Future Reference.

P-LALT-SUMPRO-1-SUP-1 092116